Investment in Affiliates	12 Months Ended
Dec. 31, 2016
Investment in Affiliates
Investment in Affiliates

10. Investment in Affiliates

        Investments in affiliates as of December 31, 2015 and 2016 were as follows:

	As of December 31,
	2015	2016
	RMB	RMB
Equity-method investments:
Ovation(i)	137,401	71,908
Feiyuan (Note 3(b))	85,920	—
Others(ii)	29,385	21,236

Total	252,706	93,144

Details of the significant investments are as follows:

(i)

On February 21, 2014, the Group acquired a 23% equity interest in Ovation, which is a BVI company that engages in research and development, and distribution of beauty products and production and publication of TV programme, for a total consideration of approximately US$55,777 (approximately RMB339,303) pursuant to a share purchase and subscription agreement with Ovation and certain of its existing shareholders.

(ii)

Other investments in affiliates comprise of a number of investments in private companies which the Group owns 20% voting right or higher and have significant influence, these investments include certain PRC registered companies that provides logistic services and engages in cosmetic sales.

        During the years ended December 31, 2014, 2015 and 2016, the Group recognized its share of loss of affiliates in the amount of RMB62,716, RMB84,063 and RMB71,489 respectively. The total impairment losses on equity method investments were nil, RMB58,510 and nil during the years ended December 31, 2014, 2015 and 2016, respectively. The amount of impairment in 2015 relate to Ovation and is recorded as impairment loss of investments in the consolidated statements of income and comprehensive income.